                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ John F. Barrett
                             ________________________________
                             JOHN F. BARRETT
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JOHN F. BARRETT, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ Phillip R. Cox
                             ________________________________
                             PHILLIP R. COX
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME PHILLIP R. COX, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                            /s/ James F. Orr
                             ________________________________
                             JAMES F. ORR
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JAMES F. ORR, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ Brian H. Rowe
                             ________________________________
                             BRIAN H. ROWE
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME BRIAN H. ROWE, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ David B. Sharrock
                             ________________________________
                             DAVID B. SHARROCK
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME DAVID B. SHARROCK, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ William A. Friedlander
                             ________________________________
                             WILLIAM A. FRIEDLANDER
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JOHN F. BARRETT, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ Roger L. Howe
                             ________________________________
                             ROGER L. HOWE
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME ROGER L. HOWE, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ Robert P. Hummel
                             ________________________________
                             ROBERT P. HUMMEL
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME ROBERT P. HUMMEL, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ James D. Kiggen
                             ________________________________
                             JAMES D. KIGGEN
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JAMES D. KIGGEN, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ John T. LaMacchia
                             ________________________________
                             JOHN T. LAMACCHIA
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME JOHN T. LAMACCHIA, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HIS ATTORNEYS FOR HIM AND IN HIS NAME, PLACE AND STEAD, AND IN HIS OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND THIS 30TH DAY OF MAY, 1997.

                             /s/ Charles S. Mechem, Jr.
                             ________________________________
                             CHARLES S. MECHEM, JR.
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME CHARLES S. MECHEM, JR., TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND HE DULY ACKNOWLEDGED TO ME THAT HE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC

                          POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., AN OHIO CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), PROPOSES SHORTLY TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, A REGISTRATION STATEMENT FOR THE CINCINNATI BELL INC. 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ON FORM S-8; AND

         WHEREAS, THE UNDERSIGNED IS A DIRECTOR OF THE COMPANY;

         NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS JOHN
T. LAMACCHIA, BRIAN C. HENRY, WILLIAM H. ZIMMER III AND WILLIAM D. BASKETT III, AND EACH OF THEM SINGLY, HER ATTORNEYS FOR HER AND IN HER NAME, PLACE AND STEAD, AND IN HER OFFICE AND CAPACITY IN THE COMPANY, TO EXECUTE AND FILE SUCH REGISTRATION STATEMENT ON FORM S-8, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDMENTS OR SUPPLEMENTS THERETO, HEREBY GIVING AND GRANTING TO SAID ATTORNEYS FULL POWER AND AUTHORITY TO DO AND PERFORM ALL AND EVERY ACT AND THING WHATSOEVER REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IF PERSONALLY PRESENT AT THE DOING THEREOF, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HER HAND THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary D. Nelson
                             ________________________________
                             MARY D. NELSON
                             DIRECTOR


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

         ON THE 30TH DAY OF MAY, 1997, PERSONALLY APPEARED BEFORE ME MARY D. NELSON, TO ME KNOWN AND KNOWN TO ME TO BE THE PERSON DESCRIBED IN AND WHO EXECUTED THE FOREGOING INSTRUMENT, AND SHE DULY ACKNOWLEDGED TO ME THAT SHE EXECUTED AND DELIVERED THE SAME FOR THE PURPOSES THEREIN EXPRESSED.

         WITNESS MY HAND AND OFFICIAL SEAL THIS 30TH DAY OF MAY, 1997.


                             /s/ Mary Janet Edwards
                             ______________________
                              NOTARY PUBLIC